UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700	15219
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(412) 454-2200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 16, 2025, WESCO International, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect an amendment to provide stockholders with the right to request a special meeting of stockholders, as approved by the Company’s stockholders at its 2025 annual meeting of stockholders. The Certificate of Amendment became effective upon filing. Also on July 16, 2025, the Company subsequently filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”), as approved by the Company’s Board of Directors, that restated and integrated, but did not further amend, the Company’s Restated Certificate of Incorporation (as amended through the filing of the Certificate of Amendment). The Restated Certificate became effective upon filing. The Company’s Board of Directors also approved and adopted certain amendments to the Company’s By-Laws (as so amended and restated, the “Amended and Restated By-Laws”), effective July 16, 2025, to implement procedural and disclosure requirements relating to the exercise of the right to request a special meeting of stockholders, and to incorporate other conforming or clarifying changes.

A description of the Certificate of Amendment is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 10, 2025 (the “Proxy Statement”) in the section entitled “Proposal 3 – Approve Amendments to the Company’s Restated Certificate of Incorporation to Provide Stockholders with the Right to Request a Special Meeting of Stockholders” which description is incorporated herein by reference. The foregoing description of the Certificate of Amendment, the Restated Certificate, and the Amended and Restated By-Laws is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, the Restated Certificate, and Amended and Restated By-Laws, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of WESCO International, Inc.

3.2	Restated Certificate of Incorporation of WESCO International, Inc.

3.3	Amended and Restated By-Laws of WESCO International, Inc., effective July 16, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

July 18, 2025	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer